PREPAYMENT AND OTHER CURRENT ASSETS - Schedule of Prepayment and Other Current Assets (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Current
Deposits and prepayment		$ 1,392,753	$ 2,204,812
Other receivables		609,041	704,100
Prepayment for fundraising*	[1]	0	1,000,000
Current, gross		2,001,794	3,908,912
Allowance for expected credit losses		(750,000)	0
		1,251,794	3,908,912
Non-current
Deposit others		414,983	260,543
Prepayment, non-current		7,866	114,317
Non-current, net		422,849	374,860
Total prepayment and other assets		$ 1,674,643	$ 4,283,772

[1]	The balance of prepayment for fundraising represents a prepaid deposit of $1 million to a consulting firm for financing. The service has been provided in connection with the follow-on offering, which closed on September 11, 2025